                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 31, 2000
                                ----------------
                    (Report Date of Earliest Event Reported)



                        Millennium Pharmaceuticals, Inc.
                        --------------------------------
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                    0-28494                  04-3177038
----------------------------        -----------             -------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)            File Number)            Identification No.)



           75 Sidney Street, Cambridge, Massachusetts          02139
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       (Address of Principal Executive Offices)               Zip Code)


       Registrant's telephone number, including area code: (617) 679-7000


--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)


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ITEM 5:  OTHER EVENTS

         On January 31, 2000, the Board of Directors of Millennium Pharmaceuticals, Inc. (the "Company") fixed the date, time and place of the 2000 Annual Meeting of Stockholders as Wednesday, April 12, 2000 at 2:00 p.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts. If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting, such stockholder must give written notice to the Secretary of the Company, 75 Sidney Street, Cambridge, MA 02139, no later than the close of business on February 20, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



February 9, 2000                               MILLENNIUM PHARMACEUTICALS, INC.



                                               /s/ Kevin P. Starr
                                               -----------------------------
                                               Kevin P. Starr
                                               Chief Financial Officer



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